Supplement to
Fidelity's Connecticut Municipal Funds
January 26, 2002
Prospectus as Revised March 25, 2002

The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Fidelity Connecticut Municipal Money Market Fund on page 3.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from Connecticut personal income tax.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Fidelity Connecticut Municipal Money Market Fund on page 8.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Fidelity Connecticut Municipal Money Market Fund on page 11.

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital. Under normal conditions, at least 80% of the fund's income distributions will be exempt from federal income tax and at least 80% of the fund's assets will be invested in state tax-free obligations.